Exhibit 99.1

Helmerich & Payne, Inc. Goldman Sachs Global Energy Conference January 10-11, 2012

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

* Includes 40 announced new FlexRigs under construction with customer commitments that are scheduled for completion during fiscal 2012 and fiscal 2013.

Growing Shareholder Value

H&P’s New Build Advantages We have been improving and honing the process for over 10 years, prompting our assertion that we build a better rig for less Safety is our first priority, followed by a relentless focus on strong execution and performance in the field Exceptional fleet uniformity Extensive collaboration with customers and suppliers A strong organizational orientation to consistent, repeatable, field execution

H&P New Builds Total of 71 new builds announced in calendar 2011 Delivering new FlexRigs at the rate of four per month As of January 9, 2012, 40 announced new builds left to deliver in fiscal 2012 and fiscal 2013 Encouraging conversations with customers continue regarding additional new build commitments

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that more precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Performance is Not Only About Better Rigs It’s also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

A Value Proposition Example – H&P vs. Competitors Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average 2011 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 20 11 9 Completion days 3 3 3 Moving days 7 5 3.5 Total rig revenue days per well 30 19 15.5 2. Drilling contractor dayrate $17,500 $23,000 $26,000 Operator’s other intangible $25,000 $25,000 $25,000 cost per day estimate Total daily cost estimate $42,500 $48,000 $51,000 Total cost per well (daily services) $1,275,000 $912,000 $790,500 3. Total well savings with H&P – per well $484,500 $121,500 per year $11.4MM $2.9MM Increased wells per rig per year versus conventional average: 11 wells Increased wells per rig per year versus peer fit-for-purpose: 4 wells

Technology & Quality Service Make a Difference * Does not include the impact of early contract termination revenue. ** Represents weighted-average rig margin per day for PTEN, NBR and UNT through Q3CY11. H&P’s Margin Premium

Technology & Quality Service Make a Difference * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. ** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48 through Q3CY11. H&P’s Utilization Premium

As of December 28, 2001 Lower 48 U.S. Land Market Share Active Rig Market Share – Ten Years Ago Note: The above estimates corresponding to U.S. land rig market share are derived from Smith Bits S.T.A.T.S..

As of March 16, 2001 As of December 30, 2011 Lower 48 U.S. Land Market Share Organically Growing Active Rig Market Share Note: The above estimates corresponding to U.S. land rig market share are derived from Smith Bits S.T.A.T.S..

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 296 49

Highest U.S. Activity Level in Company History As of 1/9/12

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment.

Five-Year Relative Shareholder Return Source: Yahoo! Finance as of January 6, 2012

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H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments.

Activity as of January 9, 2012 Rigs Working/ Contracted 233 7 22 262 40 302 Rigs Available 256 9 26 291 40 331 % Contracted 91% 78% 85% 90% U.S. Land Offshore International Land Total FlexRig Construction Total Fleet * * Includes new FlexRig commitments announced through November 17, 2011.

H&P’s U.S. Land Operations Industry rig counts and spot pricing remain strong. Driven primarily by incremental new builds, we expect total revenue days in the U.S. land segment to increase by approximately five percent from the fourth fiscal quarter of 2011 to the first fiscal quarter of 2012. Quarterly average rig revenue per day is expected to increase between $200 and $300 per day from the fourth fiscal quarter of 2011 to the first fiscal quarter of 2012.

H&P’s U.S. Land Fleet Activity ** Includes completed new builds that were waiting on customers and which generated revenue but did not generate revenue days. * Active rigs on term (in blue) generated both revenue and revenue days.

(273 H&P Contracted Land Rigs as of 1/9/12*) Leading U.S. Unconventional Driller * Includes announced new FlexRigs with customer commitments scheduled for completion in fiscal 2012 and fiscal 2013.

H&P’s Growing Exposure to Oil & Liquids Estimated proportion of H&P’s active U.S. Land rigs by primary hydrocarbon target.

H&P Global Fleet Under Term Contract

H&P’s Offshore Operations Seven of the Company’s nine offshore platform rigs remain active, including two under long-term contracts. The number of revenue days during the first fiscal quarter of 2012 is now expected to decrease by approximately one percent as compared to the fourth fiscal quarter of 2011. Average rig margin per day is expected to be roughly flat during the first fiscal quarter of 2012 as compared to the fourth fiscal quarter of 2011.

H&P’s International Land Operations Of the 26 rigs assigned to international operations, 22 are currently active or contracted, including ten under long-term contracts. Total revenue days during the first fiscal quarter of 2012 are expected to increase by approximately six percent sequentially from the fourth fiscal quarter of 2011. As a result of a change in the timing of two previously announced rig moves, average rig margin per day is now expected to be flat to slightly up in the first fiscal quarter of 2012 as compared to the fourth fiscal quarter of 2011.

H&P’s International Land Operations Active Contracted Idle Total Long-term Contracts Argentina 5 4 9 4 Bahrain 4 4 4 Colombia 5 1 6 2 Ecuador 4 1 5 Tunisia 2 2 Total 20 2 4 26 10 Rig Fleet Status (as of January 9, 2012) An additional FlexRig is in transit from the U.S. to Colombia and is expected to commence drilling operations in the second fiscal quarter of 2012. A conventional rig is in transit from Colombia to Ecuador and is expected to commence drilling operations in the second fiscal quarter of 2012. 10 of 13 FlexRigs, included in the international fleet of 26 rigs, are under long-term contracts. (3) (1) (2)

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Market Trends Favor H&P Drilling today involves more complex well designs directed at oil and liquid rich plays. Customers continue to focus on efficiency and technology to achieve lower total well costs. Major customers are increasingly proactive in terms of safety and environmental protection. The U.S. new build replacement cycle continues

The New Build Replacement Cycle Continues Industry is undersupplied with high performance AC drive rigs With reportedly over 150 mechanical rigs retired in 2011, it is increasingly clear that older rigs are not well suited for this more complex drilling environment High-efficiency AC drive new builds continue to replace old rigs With 71 new build contracts announced since January 2011, H&P continues to lead the replacement effort

Total Industry Available U.S. Land Fleet (by Power Type) Note: The above estimates corresponding to the available rig fleet in the U.S. are derived from multiple sources including Rig Data, Smith Bits, and corporate filings.

Rigs Active (~1,900) in the U.S. Land Market Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. (By Power Type)

H&P’s Lead in U.S. High-Efficiency Rig Offering Note: The above estimates corresponding to U.S. lower 48 AC Drive fleets and new build commitments are derived from Rig Data and corporate filings.

AC Drive U.S. Rig Market Share (~500 Rigs) Note: The above estimates corresponding to market share are derived from multiple sources including Rig Data, Smith Bits, and corporate filings.

H&P U.S. Land Fleet by Power Type* * Includes New Build Commitments.

Economics Shift Activity Towards Oil Drilling

Increasing Focus on More Difficult Drilling

Oil Related Drilling Increasingly Complex

Increasing Focus on More Difficult Drilling

Source: EnergyPoint Research, Inc. Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied”

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